JOHNSON
MUTUAL FUNDS

Summary Prospectus

Johnson Equity Income Fund

Fund Ticker: JEQIX
May 1, 2014

Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, OH | 45247
(513)661-3100 (800)541-0170 fax (513)661-4901

www.johnsonmutualfunds.com

Ticker: JEQIX	MAY 1, 2014

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Investment Objective

Above average dividend income and long term capital growth.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.00%
Aquired Fund Fees and Expenses [1]	0.01%
Total Annual Fund Operating Expenses	1.01%

1	“Aquired Fund Fees and Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds. Numbers are rounded. Acquired Fund Fees and Expenses are the indirect costs of investing in other funds. If the Fund incurred Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses and Net Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

JOHNSON EQUITY INCOME FUND | SUMMARY PROSPECTUS | MAY 1, 2014

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:

Equity Income Fund
1 Year	3 Years	5 Years	10 Years
$104	$321	$556	$1,230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of larger-sized U.S. companies (those with a market capitalization above $15 billion) that its Adviser believes offer opportunities for above-average dividend income and capital growth. The Adviser seeks companies with high quality characteristics such as sustainable competitive positions that have high-quality earnings, financial strength, strong or improving balance sheets, free cash flow, and shareholder-oriented managements. The Adviser also considers current dividend yield and dividend growth, as well as its analysis of the share price of these companies using traditional valuation measures. The Fund may invest a portion of its assets in preferred stocks. The Fund may sell a security if the security reaches the Adviser’s valuation target, if the Adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. Under normal circumstances, at least 80% of the Fund's total assets will be invested in income-producing equity securities. For purposes of the 80% test, equity securities include common stock, preferred stocks and exchange traded funds (ETFs) that invest primarily in equity securities.

Principal Investment Risks

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

•	Company Risk — The Fund value might decrease in response to the activities and financial prospects of an individual company.

•	Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

•	Market Risk — The Fund value might decrease in response to general market and economic conditions.

•	Volatility Risk – Common stocks tend to be more volatile than other investment choices.

•	Risks of Exchange Traded Funds — Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.

•	Preferred Stock Risk – Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Advisor may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

JOHNSON EQUITY INCOME FUND | SUMMARY PROSPECTUS | MAY 1, 2014

Average Annual Total Returns

The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund's inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 14.27% in the second quarter of 2009, and the lowest return was -19.97% in the fourth quarter of 2008.

For the Period ended: December 31, 2013	1 YEAR	5 YEAR	SINCE INCEPTION 12/30/2005
Return Before Taxes	31.09%	15.98%	8.66%
Return After Taxes on Distributions	28.61%	15.17%	8.00%
Return After Taxes on Distributions and Sale of Fund Shares	19.21%	12.91%	6.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.23%

The S&P 500 Index is the established benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Johnson Investment Counsel, Inc.

Portfolio Managers

The Fund is managed by a team of portfolio managers. Bret Parrish, CFA, has been the team leader of the Fund management team since the Fund’s inception. Bill Jung, CFA, has been a team member of the Fund management team since its inception. Brian Kute, CFA, has been a team member of the Fund management team since the inception. Scott Mulhauser, CFA and Charles Rinehart have been team members of the Fund management team since 2010.

Purchase or Sale of Fund Shares

Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $2,000. The minimum for additional purchases is $100. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject state and local taxes.